Exhibit 10.1

FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT

This FIRST AMENDMENT, dated effective as of May 20, 2015 (this “Amendment”), to that certain Shareholders Agreement, dated as of January 28, 2014, by and among Santander Consumer USA Holdings Inc. (the “Company”), Santander Holdings USA, Inc., DDFS LLC, Thomas G. Dundon, Sponsor Auto Finance Holdings Series LP, and, solely for the certain sections set forth therein, Banco Santander, S.A. (the “Shareholders Agreement”), is entered into by and between the parties set forth on the signature page to this Amendment (each (other than the Company), a “Shareholder” and, collectively, the “Shareholders”) and the Company. All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Shareholders Agreement.

WHEREAS, the Shareholders and the Company now wish to amend the Shareholders Agreement as set forth herein;

WHEREAS, prior to the date hereof, the Company’s Board of Directors has authorized by resolution the Company’s execution, delivery and performance of this Amendment;

WHEREAS, Section 8.1 of the Shareholders Agreement provides that the provisions of the Shareholders Agreement may not be amended without the prior written consent of the Company and the Shareholders; and

NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment to Section 4.1(b). Effective as of the date of this Amendment, Section 4.1(b) of the Shareholders Agreement is amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

(b) After the occurrence of an Investor Group Termination, SHUSA shall have the right to nominate that number of SHUSA Directors for election or reelection to the Board of Directors equal to the product (rounded up to the nearest whole number) of (i) SHUSA’s Proportionate Percentage and (ii) the number of directors constituting the entire Board of Directors that the Company would have if there were no vacancies.”

2.	Amendment to Section 4.4(b). Effective as of the date of this Amendment, Section 4.4(b) of the Shareholders Agreement is amended by deleting the first sentence of Section 4.4(b) in its entirety and substituting, in lieu thereof, the following:

“During the Applicable Periods, the number of directors constituting the entire Board of Directors that the Company would have if there were no vacancies shall be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors in accordance with the bylaws of the Company, and one such director shall be Executive.”

3.	Amendment to Section 4.7(a). Effective as of the date of this Amendment, Section 4.7(a) of the Shareholders Agreement is amended by deleting the two sentences of Section 4.4(a) in their entirety and substituting, in lieu thereof, the following:

“Reserved.”

4.	Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entire within such state, without regard to the conflicts of law principles of such state.

5.	Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The Shareholder and the Company hereby acknowledge and agree that signatures delivered by facsimile or electronic means (including by “pdf”) shall be deemed effective for all purposes.

6.	No Other Amendment. Except as expressly amended hereby, the Shareholders Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

SANTANDER CONSUMER USA HOLDINGS INC.

By:	/s/ Thomas G. Dundon
	Name:	Thomas G. Dundon
	Title:	Chief Executive Officer

SANTANDER HOLDINGS USA, INC.

By:	/s/ Thomas G. Dundon
	Name:	Thomas G. Dundon
	Title:	Chief Executive Officer

BANCO SANTANDER, S.A.

By:	/s/ Javier Maldonado
	Name:	Javier Maldonado
	Title:	Senior Executive Vice President

[Signature Page to First Amendment to Shareholders Agreement]

DDFS LLC

By:	/s/ Thomas G. Dundon
	Name:	Thomas G. Dundon
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Shareholders Agreement]